UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2009

WORKSTREAM INC.

(Exact Name of Registrant as Specified in Charter)

CANADA	001-15503	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA K2K-3G1

(Address of Principal Executive Offices) (Zip Code)

(613) 270-0619

 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.
As previously reported by Workstream Inc. (the “Company”), on January 12, 2009 McGladrey & Pullen, LLP resigned as the Company’s independent registered public accounting firm effective upon completion of McGladrey’s review of the Company’s consolidated financial statements for the three and six month periods ended November 30, 2008 and the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended November 30, 2008.  On March 5, 2009, the Company engaged Cross, Fernandez and Riley, LLP, an independent member of the BDO Seidman LLP Alliance network of firms, to be the Company’s independent registered public accounting firm as approved by the Company’s Board of Directors, on the advice of its Audit Committee.  During fiscal years 2007 and 2008 and the subsequent interim period, the Company has not consulted with Cross, Fernandez and Riley with respect to any of the matters or reportable events set forth in Item 304(a)(2) of Regulation S-K.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSTREAM INC.

Dated: March 11, 2009	By:	/s/ Steve Purello
Name: Steve Purello Title: Chief Executive Officer